Exhibit 24 POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (1) an Annual Report on Form 10-K be filed by the Company pursuant to the Securities and Exchange Act of 1934, as amended, and any and all exhibits, schedules, certifications, and supporting documents, including the Form 11-K Annual Reports of the Company’s 401(k) Plan and similar plans and (2) one or more Registration Statements on Form S- 3, Form S-8 or other applicable forms to be filed by the Company pursuant to the Securities Act of 1933, as amended, and any and all exhibits, schedules, certifications, and supporting documents, in each case together with any and all amendments (including post-effective amendments), supplements and corrections thereto, and to file the same, and other documents and instruments in connection herewith, with the Securities and Exchange Commission, granting unto said attorneys- in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. The undersigned has executed this Power of Attorney as of this 12th day of January, 2023. /s/ Dianne Neal Blixt Dianne Neal Blixt

Exhibit 24 POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (1) an Annual Report on Form 10-K be filed by the Company pursuant to the Securities and Exchange Act of 1934, as amended, and any and all exhibits, schedules, certifications, and supporting documents, including the Form 11-K Annual Reports of the Company’s 401(k) Plan and similar plans and (2) one or more Registration Statements on Form S- 3, Form S-8 or other applicable forms to be filed by the Company pursuant to the Securities Act of 1933, as amended, and any and all exhibits, schedules, certifications, and supporting documents, in each case together with any and all amendments (including post-effective amendments), supplements and corrections thereto, and to file the same, and other documents and instruments in connection herewith, with the Securities and Exchange Commission, granting unto said attorneys- in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. The undersigned has executed this Power of Attorney as of this 6th day of January, 2023. /s/ Amy DiGeso Amy DiGeso

Exhibit 24 POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (1) an Annual Report on Form 10-K be filed by the Company pursuant to the Securities and Exchange Act of 1934, as amended, and any and all exhibits, schedules, certifications, and supporting documents, including the Form 11-K Annual Reports of the Company’s 401(k) Plan and similar plans and (2) one or more Registration Statements on Form S- 3, Form S-8 or other applicable forms to be filed by the Company pursuant to the Securities Act of 1933, as amended, and any and all exhibits, schedules, certifications, and supporting documents, in each case together with any and all amendments (including post-effective amendments), supplements and corrections thereto, and to file the same, and other documents and instruments in connection herewith, with the Securities and Exchange Commission, granting unto said attorneys- in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. The undersigned has executed this Power of Attorney as of this 12th day of January, 2023. /s/ Armando Pimentel, Jr. Armando Pimentel, Jr.

Exhibit 24 POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (1) an Annual Report on Form 10-K be filed by the Company pursuant to the Securities and Exchange Act of 1934, as amended, and any and all exhibits, schedules, certifications, and supporting documents, including the Form 11-K Annual Reports of the Company’s 401(k) Plan and similar plans and (2) one or more Registration Statements on Form S- 3, Form S-8 or other applicable forms to be filed by the Company pursuant to the Securities Act of 1933, as amended, and any and all exhibits, schedules, certifications, and supporting documents, in each case together with any and all amendments (including post-effective amendments), supplements and corrections thereto, and to file the same, and other documents and instruments in connection herewith, with the Securities and Exchange Commission, granting unto said attorneys- in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. The undersigned has executed this Power of Attorney as of this 9th day of January, 2023. /s/ Robert F. Sharpe Jr. Robert F. Sharpe Jr.

Exhibit 24 POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (1) an Annual Report on Form 10-K be filed by the Company pursuant to the Securities and Exchange Act of 1934, as amended, and any and all exhibits, schedules, certifications, and supporting documents, including the Form 11-K Annual Reports of the Company’s 401(k) Plan and similar plans and (2) one or more Registration Statements on Form S- 3, Form S-8 or other applicable forms to be filed by the Company pursuant to the Securities Act of 1933, as amended, and any and all exhibits, schedules, certifications, and supporting documents, in each case together with any and all amendments (including post-effective amendments), supplements and corrections thereto, and to file the same, and other documents and instruments in connection herewith, with the Securities and Exchange Commission, granting unto said attorneys- in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. The undersigned has executed this Power of Attorney as of this 9th day of January, 2023. /s/ Brian T. Shea Brian T. Shea

Exhibit 24 POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (1) an Annual Report on Form 10-K be filed by the Company pursuant to the Securities and Exchange Act of 1934, as amended, and any and all exhibits, schedules, certifications, and supporting documents, including the Form 11-K Annual Reports of the Company’s 401(k) Plan and similar plans and (2) one or more Registration Statements on Form S- 3, Form S-8 or other applicable forms to be filed by the Company pursuant to the Securities Act of 1933, as amended, and any and all exhibits, schedules, certifications, and supporting documents, in each case together with any and all amendments (including post-effective amendments), supplements and corrections thereto, and to file the same, and other documents and instruments in connection herewith, with the Securities and Exchange Commission, granting unto said attorneys- in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. The undersigned has executed this Power of Attorney as of this 6th day of January, 2023. /s/ W. Edward Walter III W. Edward Walter III

Exhibit 24 POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to (1) an Annual Report on Form 10-K be filed by the Company pursuant to the Securities and Exchange Act of 1934, as amended, and any and all exhibits, schedules, certifications, and supporting documents, including the Form 11-K Annual Reports of the Company’s 401(k) Plan and similar plans and (2) one or more Registration Statements on Form S- 3, Form S-8 or other applicable forms to be filed by the Company pursuant to the Securities Act of 1933, as amended, and any and all exhibits, schedules, certifications, and supporting documents, in each case together with any and all amendments (including post-effective amendments), supplements and corrections thereto, and to file the same, and other documents and instruments in connection herewith, with the Securities and Exchange Commission, granting unto said attorneys- in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. The undersigned has executed this Power of Attorney as of this 13th day of January, 2023. /s/ Christopher J. Williams Christopher J. Williams